UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2011

OM GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-12515

(Commission File Number)

52-1736882

(I.R.S. Employer Identification Number)

127 Public Square

1500 Key Tower

Cleveland, Ohio 44114-1221

(Address of principal executive offices)

(Zip code)

(216) 781-0083

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 28, 2011, OM Group, Inc. announced that Kenneth Haber, the company’s chief financial officer, informed the company of his decision to retire in order to pursue personal interests. Mr. Haber will continue in his current capacity until a successor has been named and transitioned into the role.

A copy of the press release announcing Mr. Haber’s retirement is furnished hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

99	Press Release dated June 28, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OM Group, Inc.
(Registrant)

Date: June 30, 2011	By:	/s/ Joseph Scaminace
	Name:	Joseph Scaminace
	Title:	Chief Executive Officer